Exhibit 99.2

SHAREHOLDER UPDATE PRESENTATION 3 APRIL 2023 Copyright © 2023, Servotronics, Inc.

FORWARD LOOKING STATEMENT Certain of the statements contained in this presentation should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” expect,” “intend,” “anticipate,” “believe,” "estimate,” “plan,” “could,” “should,” “would,” “continue” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, among others, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, among others, general economic and business conditions affecting the commercial aviation industry and other industries served by the Company, conditions affecting the Company’s customers and suppliers, the introduction of new technologies and the impact of competitive products, the willingness and ability of the Company's customers to fund long-term purchase programs, and market demand and acceptance both for the Company's products and its customers' products which incorporate Company-made components, the Company's ability to accurately align capacity with demand, the availability of financing and changes in interest rates, the outcome of pending and potential litigation, the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses' and governments' responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers' businesses, and on global supply chains, the ability of the Company to obtain and retain key executives and employees and the additional risks discussed in the Company's filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume an obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the date indicated in the statement. Copyright © 2023, Servotronics, Inc. 3

YEAR OF TRANSFORMATION Copyright © 2023, Servotronics, Inc. The past year has been one of transformation for Servotronics. Since my appointment as CEO, we have taken strategic actions to benefit all stakeholders in the company including: • Fostering a culture of integrity and accountability • Taking advantage of recovery and growth in the aerospace market • Leveraging our exceptional team members and manufacturing expertise • Developing and deploying a new business strategy As part of our strategic review, we have decided to divest our Consumer Products Group (CPG). This realignment will allow us to concentrate our efforts on our core aerospace markets. Our newly refreshed Board and leadership team are focused on gaining market share and achieving long-term returns to our shareholders by delivering the highest quality products while remaining flexible in our approach to meet our customers’ evolving needs. We are energized for the future of our company and what it can bring to our customers, employees, and shareholders. Thank you for your continued support. Bill Farrell, Jr. | CEO Respecting the Past and Accelerating to the Future

AGENDA 01 Servotronics Overview 02 ATG Segment 03 CPG Segment 04 A Growth Company Copyright © 2023, Servotronics, Inc. 5

ATG
80%
CPG
20%
2022 Sales Breakdown

SERVOTRONICS OVERVIEW

Your Partner for Performance

Servotronics, Inc. *(NYSE Amex: SVT)*

Founded in 1959 as a servo valve manufacturing company, we partner with Tier 1 Aerospace companies to design and deliver high-quality products at competitive prices.

Advanced Technology Group

(ATG) Comprises the servo valve business operating as a premier supplier of safety-critical products for applications that touch every person that flies in a plane.

Consumer Products Group

(CPG) Comprised of Ontario Knife Company, a heritage knife designer and manufacturer that offers high-quality tactical, outdoor, and kitchen designs.

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DRIVING SUPERIOR RETURNS FOR SHAREHOLDERS 7 Copyright © 2023, Servotronics, Inc. Servotronics is leading a people-focused culture change. We are taking a new view to the future where all employees are proud to work here, understand they make a difference, and care about customers. Respecting the past and accelerating to the future Clear strategic path to attaining our 5-year goals of mid-single digit CAGR in sales and return to pre-pandemic gross margins to drive superior returns for our shareholders.

FUTURE FOCUSED Stability Stable engineering and manufacturing company with the technical expertise to meet the safety-critical specifications of world-class, growing aerospace customers Culture People-focused culture recognizes that employees are essential to the company's future and fosters recruitment, retention and development by investing in people Vision Renewed strategic vision with four objectives: 1. Profitable Growth 2. Leading culture change 3. Commitment to Operational Excellence 4. Zero Defects Manufacturing Refresh A management team and Board of Directors refresh combined with a renewed brand is creating a new view of the future to ensure business fundamentals are in place to support long-term investor value Overcoming past challenges with a new Leader, Board of Directors refresh, and a forward-looking, proactive business approach 8 Copyright © 2023, Servotronics, Inc.

A NEW STRATEGIC VISION • Implement world-class quality methodology • Focus on detection, prevention & zero waste • Compliant with Aerospace initiatives Zero Defects • Exceed customer expectations • Innovative product development • Efficiency improvements Process Commitment • Strong recovery of existing markets • Realigning business portfolio • Diversification to new applications & markets Sustainable Success • Culture of integrity and accountability • Attract, retain, and grow talent • Invest in employees Leading Change 1. Profitable Growth 3. Operational Excellence 4. Quality Assurance 2. People Centric Culture Four Objectives for a New Servotronics 9 Copyright © 2023, Servotronics, Inc.

A STRATEGIC PATH TO PROFITABLE GROWTH • Aerospace recovering from pandemic lows – double-digit growth over next few years • ATG’s stable workforce and expertise are competitive advantages Strong Recovery in Existing Markets Realigning Business Portfolio • Adding new products based on market needs • Repair and Overhaul (R&O) growth • Divesture of CPG/Ontario Knife Company Diversification to New Applications & Markets • Expansion into adjacent markets with high growth potential • Diversification beyond commercial aerospace • Investing in new technologies 10 Copyright © 2023, Servotronics, Inc.

Building a culture of integrity and accountability •Create engagement with a new Employee Value Proposition •Accessible, engaged, and accountable leadership Attract, retain, and grow talent •Stable employment drives strategic imperatives •A welcoming & productive workplace that contributes to a thriving community Invest in Employees •Ensure a positive employee experience across all stages of the employee life cycle •Opportunities for career growth and personal development PEOPLE-CENTRIC CULTURE 11 Copyright © 2023, Servotronics, Inc.

COMMITMENT TO OPERATIONAL EXCELLENCE Efficiency Improvement •Drive the highest quality products while ensuring safety •Enable teams with continuous improvement tools Exceed Customer Expectations •Enhance manufacturing throughput and reduce rework •Enable teams with a lean methodology to improve efficiencies and eliminate waste Innovative Product Development • Leverage strengths in engineering and product development •Empower teams with innovation tools 12 Copyright © 2023, Servotronics, Inc.

Implement world-class quality methodology •Relentless focus on the quality of products for our global clients Focus on detection, prevention & zero waste • Lean methodology implemented consistently throughout the organization Compliant with the Aerospace Initiatives •Working on Aerospace Engine Manufacturers Zero Defect Initiatives ZERO DEFECT MANUFACTURING 13 Copyright © 2023, Servotronics, Inc.

Recovering & Growing ATG SEGMENT 14 Copyright © 2023, Servotronics, Inc.

Medical 1% Aviation Military 13% Repair & Overhaul 15% Aviation Civil 72% SERVO VALVE LEADERSHIP FOR COMMERCIAL AIRCRAFT 15 Copyright © 2023, Servotronics, Inc. Touching every person who flies in a plane • Preferred servo valve supplier for civil and military aviation with long-term customer contracts Strategic Customers • Providing the most competitive servo valves in the industry • Ideal for safety-critical, high-temperature, and high-vibration environments • Single and two-stage servo valves for hydraulic and pneumatic systems Products • Technology, aerospace infrastructure, and a stable workforce to meet stringent requirements Capabilities 2022 Sales Breakdown

EXCELLING ON SAFET Y-CRITICAL APPLICATIONS Optimizing technology for Tier 1 OEMs & MRO’s Environmental Controls Anti-Ice Systems Hydromechanical Systems Auxiliary Power Units (APU) on Engines 16 Copyright © 2023, Servotronics, Inc.

FINANCIAL PERFORMANCE 17 Copyright © 2023, Servotronics, Inc. Organic Growth and New Opportunities Fuel Future Outlook • Experiencing double-digit near-term growth trajectory fueled by recovery of customers post-COVID pandemic • 2019 - 2021 Gross margins were adversely affected by the pandemic • 2022 Gross margins impacted by additional costs in preparation for future revenue growth • Anticipate margins to start improving in 2023 5% 10% 15% 20% 25% 30% 35% $10M $20M $30M $40M $50M $60M 2016 2017 2018 2019 2020 2021 2022 Gross Margin Revenue Revenue Gross Margin • Business development investment, growth initiatives, and rebrand attracting new opportunities in core markets and beyond Organic Growth Gross Margins Trends New Opportunities

CIVIL AVIATION GROWTH FORECAST 18 0 750 1500 2250 3000 2011 2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 Narrowbody & Widebody Jets Regional Jets & Tuboprops Forecast 2023 - 2032 Favorable Forecast Fuels Servotronics Growth Trajectory Copyright © 2023, Servotronics, Inc. • Market recovery of Airframers, Servotronics is well positioned on programs including the two largest (737 Max, A320neo) • Industry primed for growth trajectory and Servotronics products supplied to commercial airplanes, (Narrowbody and Widebody), and business jets Recovery Ready Source: Naveo Limited Air Transport Quantity of Deliveries

MARKET TRENDS

Growth Benefits for Servotronics

MARKET TRENDS	BENEFITS FOR SERVOTRONICS
Major airframe program ramp-up (737 Max. A320 Neo)	Long term contracts with the two largest programs set us up for growth
Flying hours increasing and lower aircraft retirement	Increase in repair and overhaul business
Constraints in the aircraft supply chain driving the customer to alternatives	New business opportunities with existing and new customers
Industry-wide loss of technical knowledge	Retaining talent to manage growth

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REALIGNING PORTFOLIO Technology Expansion Enhancing product portfolio for new applications and fostering partnerships Business Development Using rapid modeling tools to demonstrate preliminary designs and a new website to drive customer engagement New Product Launch New product introduction of two-stage Jet Pipe Servo valve targeted for hydraulic systems on aircraft, turret controls on tanks and other related applications 20 Copyright © 2023, Servotronics, Inc.

DIVERSIFICATION TO NEW APPLICATIONS & MARKETS Identify new long-term markets Explore options for new applications Realign product mix Growth initiatives Underway 21 Investigate new business models Copyright © 2023, Servotronics, Inc.

Leveraging Organic Growth with a Strong Recovery in Existing Markets and Ramp-up of Aircraft Production Implementing Plans for Diversification and Growth in New Markets, Applications, and Products Implementing Strategic Objectives to Change the Culture and Transform Business Operations ATG SUMMARY 22 Copyright © 2023, Servotronics, Inc. Path to Profitable Growth

Realigning Around Heritage Brand CPG SEGMENT 23 Copyright © 2023, Servotronics, Inc.

Tools 54% Camping 3% Culinary 5% Military & Tactical 19% Hunting 19% ONTARIO KNIFE COMPANY 24 Copyright © 2023, Servotronics, Inc. • One of the oldest operating brands in the industry Loyal Customer Base • Leveraging innovative product design and new materials American Ingenuity Affordable USA Heritage Brand 2022 Sales Breakdown • Founded on patented technology and pride in craftsmanship Craftsmanship & Quality

FINANCIAL PERFORMANCE 25 Copyright © 2023, Servotronics, Inc. Markets are Growing for Overall Knife Business • *Knife market expected to grow 6% CAGR, 2022 - 2030 • Popularity of outdoor and adventure activities drives increased demand for knives in OKC core markets Organic Growth • Innovation and new product development fueling market growth • OKC leads in the development of products with new Magnacut Material North America Market -10% -5% 0% 5% 10% 15% 20% 25% $2M $4M $6M $8M $10M 2016 2017 2018 2019 2020 2021 2022 Gross Margin Revenue Revenue Gross Margin • Operational improvements, portfolio review, and price increases help to improve gross margins Gross Margins Trends *Source: Grand View Research

Exports 4% OEM/ Private Label 10% Commercial Retailers 10% Military Distributors 15% E-Commerce 31% Distributors 30% BUSINESS DEVELOPMENT STRATEGY 26 Copyright © 2023, Servotronics, Inc. Optimizing Channels and Products for Greater Impact • Received multiple awards and recognition at recent 2023 SHOT Show New Product Launch • Focus on new and reinvigorated channels and private label Channels • Strategic review and adjustment of product lines and pricing Portfolio Management

Heritage Brand in a Growing Market Leverage New Products, New Brand and Invigorated Channels for Sales Growth Support Strategic Divestiture and Transition CPG SUMMARY 27 Copyright © 2023, Servotronics, Inc. Path to Profitable Growth

Poised for Existing & New Opportunities A GROWTH COMPANY 28 Copyright © 2023, Servotronics, Inc.

A CLEAR STRATEGIC PATH 2022 2023 2024 – 2027 ➡ • William F. Farrell Jr. appointed CEO • Start of Board of Directors refresh • Develop Strategic Plan • Strong, double digit commercial aircraft recovery • Implement strategy • Divestiture of OKC • Higher revenues and resulting operating leverage will lead to a return to profitability • Growth initiative implementation • New product launch • Technology expansion 29 Copyright © 2023, Servotronics, Inc. Attaining our 5-Year Goals Driving superior returns for our shareholders. Mid-single digit CAGR in sales and return to pre-pandemic gross margins.

Stable Engineering & Manufacturing Company People-Focused Culture Renewed Strategic Vision Management Team & Board of Directors Refresh SUMMARY 30 Copyright © 2023, Servotronics, Inc. Respecting the Past and Accelerating to the Future Divestiture of CPG

CONTACT BILL FARRELL JR. Chief Executive Officer info@servotronics.com 716-655-5990 Investor Relations Copyright © 2023, Servotronics, Inc.